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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2001

HearMe
(Exact name of registrant as specified in its charter)

000-25399
(Commission File Number)

Delaware	94-3217317
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

685 Clyde Avenue
Mountain View, California 94043
(Address of principal executive offices, with zip code)

(650) 429-3900
(Registrant's telephone number, including area code)

Item 5. Other Events.

    On August 13, 2001, HearMe announced changes in its executive management and the withdrawal of its appeal of delisting from the Nasdaq National Market. Further details are set forth in the press release attached hereto as Exhibit 99.1.

    On August 14, 2001, HearMe announced the delisting of its common stock from the Nasdaq National Market and the eligibility of its common stock for trading on the Over-the-Counter (OTC) Bulletin Board. Further details are set forth in the press release attached hereto as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits
  99.1
  Press Release dated August 13, 2001 announcing executive changes and withdrawal of Nasdaq appeal.

  99.2
  Press Release dated August 14, 2001 announcing common stock delisting from Nasdaq and move to OTC Bulletin Board.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearMe (Registrant)
Date: August 15, 2001	By:	/s/ JOYCE KESHMIRY
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated August 13, 2001 announcing executive changes and withdrawal of Nasdaq appeal.
99.2	Press Release dated August 14, 2001 announcing common stock delisting from Nasdaq and move to OTC Bullitin Board.

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SIGNATURES
INDEX TO EXHIBITS